Exhibit 4.4

                               WARRANT CERTIFICATE

100,000 Warrants

                              Viable Resources, Inc.

                                   Redeemable
                          Common Stock Purchase Warrant

Warrant Number

W-2002-1                                                    CUSIP:______________

                     Warrants for Purchase of Shares of the
                        $.0001 par value Common Stock of

                             Viable Resources, Inc.

      This is to certify that, when this Warrant has been countersigned as hereinafter provided.

                                  ROBERT FOWLER
                                  -------------
                              ("Registered Holder")

or registered assigns, is entitled to purchase, subject to the terms and conditions hereinafter set forth, at any time from and after the date of the Prospectus (of which this warrant is a part) for a five year period after date hereof, which period may be extended by the Company upon written notice to the Registered Holder hereof, one (1) share of the $.01 par value Common Stock ("Common Stock") (post reverse split one for 16) of Viable Resources, Inc. for each one (1) Warrant exercised, at a purchase price of $5.00 per share, and receive a certificate(s) for the Common Stock so purchased, upon presentation and surrender to:

                            Interstate Transfer, Inc.
                                ("Warrant Agent")

with the subscription duly executed, and accompanied by payment of the purchase price of each share purchased, either in cash, certified funds, bank cashiers check or bank check, payable to the order of the Company. Fractional shares of the Company's Common Stock will not be issued upon the exercise of this Warrant.

      The Company covenants and agrees that all shares of Common Stock which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges with respect to the purchase thereof hereunder. However, the Company shall not be obligated to deliver any shares pursuant to the exercise of this Warrant, unless and until, a current Registration Statement under the Securities Act of 1933, as amended, with respect to such shares remains effective. The Company covenants and agrees and will use its best efforts to cause its current Registration Statement to remain effective. This Warrant shall not be exercisable in any state where such exercise would be unlawful. The Company will attempt to qualify the shares represented by this Warrant for sale in all jurisdictions where holders of the Company's Warrants reside.

      The number of shares of Common Stock purchasable upon the exercise of this Warrant and the purchase price shall be subject to adjustment from time to time as set forth in a Warrant Agreement (the "Warrant Agreement") between the Company and the Warrant Agent which defines the terms and provisions of this Warrant Certificate.

      This Warrant shall be redeemable by the Company upon 30 days written notice to the Registered Holder of this Warrant, pursuant to the terms and conditions as set forth in the Warrant Agreement.

      The Company agrees at all times to reserve or hold available a sufficient number of shares of its Common Stock to cover the number of shares issuable upon the exercise of this and other Warrants of like tenor then outstanding.

      This Warrant does not entitle the Registered Holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights set forth in the Warrant Agreement, and no dividend shall be payable or accrue in respect of this Warrant or in the interest represented hereby, or the share purchasable hereunder, until or unless, and except to the extent that, this Warrant shall be exercised.

      This Warrant is exchangeable upon the surrender hereof by the Registered Holder to the Warrant Agent for new Warrants of like tenor and date, representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such numbers as may be designated by the Registered Holder at the time of such surrender. From the date this offering is closed, this Warrant and all rights hereunder shall be transferable separately from the stock certificate to which it is attached by the Registered

Holder hereof in person or by duly authorized attorney on the books of the company upon surrender of this Warrant, properly endorsed, to the Warrant Agent. The Company may deem and treat the Registered Holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be endorsed by the facsimile signatures of its duly authorized officers, and to be sealed with the facsimile seal of the Company.

      Dated: May 20, 2002
             -------------

Viable Resources, Inc.


/s/ Philip G. Hinds                                     ATTESTED BY:
-------------------------                               /s/ Ronald Shogren
President                                               Secretary

Countersigned:


---------------------------
Interstate Transfer, Inc.
Salt Lake City, Utah


By:
   -------------------------
   Authorized Officer

                               WARRANT CERTIFICATE

50,000 Warrants

                             Viable Resources, Inc.

                                   Redeemable
                          Common Stock Purchase Warrant

Warrant Number

W-2002-2                                                         CUSIP:_________

                     Warrants for Purchase of shares of the
                        $.0001 par value Common Stock of

                             Viable Resources, Inc.

      This is to certify that, when this Warrant has been countersigned as hereinafter provided.

                                  PHILIP HINDS
                                  ------------
                              ("Registered Holder")

or registered assigns, is entitled to purchase, subject to the terms and conditions hereinafter set forth, at any time from and after the date of the Prospectus (of which this warrant is a part) for a five year period after date hereof, which period may be extended by the Company upon written notice to the Registered Holder hereof, one (1) share of the $.01 par value Common Stock ("Common Stock") (post reverse split one for 16) of Viable Resources, Inc. for each one (1) Warrant exercised, at a purchase price of $5.00 per share, and receive a certificate(s) for the Common Stock so purchased, upon presentation and surrender to:

                            Interstate Transfer, Inc.
                                ("Warrant Agent")

with the subscription duly executed, and accompanied by payment of the purchase price of each share purchased, either in cash, certified funds, bank cashiers check or bank check, payable to the order of the Company. Fractional shares of the Company's Common Stock will not be issued upon the exercise of this Warrant.

      The Company covenants and agrees that all shares of Common Stock which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges with respect to the purchase thereof hereunder. However, the Company shall not be obligated to deliver any shares pursuant to the exercise of this Warrant, unless and until, a current Registration Statement under the Securities Act of 1933, as amended, with respect to such shares remains effective. The Company covenants and agrees and will use its best efforts to cause its current Registration Statement to remain effective. This Warrant shall not be exercisable in any state where such exercise would be unlawful. The Company will attempt to qualify the shares represented by this Warrant for sale in all jurisdictions where holders of the Company's Warrants reside.

      The number of shares of Common Stock purchasable upon the exercise of this Warrant and the purchase price shall be subject to adjustment from time to time as set forth in a Warrant Agreement (the "Warrant Agreement") between the Company and the Warrant Agent which defines the terms and provisions of this Warrant Certificate.

      This Warrant shall be redeemable by the Company upon 30 days written notice to the Registered Holder of this Warrant, pursuant to the terms and conditions as set forth in the Warrant Agreement.

      The Company agrees at all times to reserve or hold available a sufficient number of shares of its Common Stock to cover the number of shares issuable upon the exercise of this and other Warrants of like tenor then outstanding.

      This Warrant does not entitle the Registered Holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights set forth in the Warrant Agreement, and no dividend shall be payable or accrue in respect of this Warrant or in the interest represented hereby, or the share purchasable hereunder, until or unless, and except to the extent that, this Warrant shall be exercised.

      This Warrant is exchangeable upon the surrender hereof by the Registered Holder to the Warrant Agent for new Warrants of like tenor and date, representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such numbers as may be designated by the Registered Holder at the time of such surrender. From the date this offering is closed, this Warrant and all rights hereunder shall be transferable separately from the stock certificate to which it is attached by the Registered

Holder hereof in person or by duly authorized attorney on the books of the company upon surrender of this Warrant, properly endorsed, to the Warrant Agent. The Company may deem and treat the Registered Holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be endorsed by the facsimile signatures of its duly authorized officers, and to be sealed with the facsimile seal of the Company.

      Dated: May 20, 2002
             -------------

Viable Resources, Inc.


/s/ Philip G. Hinds                                     ATTESTED BY:
-------------------------                               /s/ Ronald Shogren
President                                               Secretary

Countersigned:


---------------------------
Interstate Transfer, Inc.
Salt Lake City, Utah


By:
   -------------------------
   Authorized Officer

                              WARRANT CERTIFICATE

50,000 Warrants

                             Viable Resources, Inc.
                                   Redeemable
                          Common Stock Purchase Warrant

Warrant Number

W-2002-3                                                  CUSIP:________________

                     Warrants for Purchase of Shares of the
                        $.0001 par value Common Stock of

                             Viable Resources, Inc.

      This is to certify that, when this Warrant has been countersigned as hereinafter provided.

                                 RONALD SHOGREN
                                 --------------
                              ("REGISTERED HOLDER")

or registered assigns, is entitled to purchase, subject to the terms and conditions hereinafter set forth, at any time from and after the date of the Prospectus (of which this warrant is a part) for a five year period after date hereof, which period may be extended by the Company upon written notice to the Registered holder hereof, one (1) share of the $.01 par value Common Stock ("Common Stock") (post reverse split one for 16) of Viable Resources, Inc. for each one (1) Warrant exercised, at a purchase price of $5.00 per share, and receive a certificate(s) for the Common Stock so purchased, upon presentation and surrender to:

                            Interstate Transfer, Inc.
                                ("Warrant Agent")

with the subscription duly executed, and accompanied by payment of the purchase price of each share purchased, either in cash, certified funds, bank cashiers check or bank check, payable to the order of the Company. Fractional shares of the Company's Common Stock will not be issued upon the exercise of this Warrant.

      The Company covenants and agrees that all shares of Common Stock which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges with respect to the purchase thereof hereunder. However, the Company shall not be obligated to deliver any shares pursuant to the exercise of this Warrant, unless and until, a current Registration Statement under the Securities Act of 1933, as amended, with respect to such shares remains effective. The Company covenants and agrees and will use its best efforts to cause its current Registration Statement to remain effective. This Warrant shall not be exercisable in any state where such exercise would be unlawful. The Company will attempt to qualify the shares represented by this Warrant for sale in all jurisdictions where holders of the Company's Warrants reside.

      The number of shares of Common Stock purchasable upon the exercise of this Warrant and the purchase price shall be subject to adjustment from time to time as set forth in a Warrant Agreement (the "Warrant Agreement") between the Company and the Warrant Agent which defines the terms and provisions of this Warrant Certificate.

      This Warrant shall be redeemable by the Company upon 30 days written notice to the Registered Holder of this Warrant, pursuant to the terms and conditions as set forth in the Warrant Agreement.

      The Company agrees at all times to reserve or hold available a sufficient number of shares of its Common Stock to cover the number of shares issuable upon the exercise of this and other Warrants of like tenor then outstanding.

      This Warrant does not entitle the Registered Holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights set forth in the Warrant Agreement, and no dividend shall be payable or accrue in respect of this Warrant or in the interest represented hereby, or the share purchasable hereunder, until or unless, and except to the extent that, this Warrant shall be exercised.

      This Warrant is exchangeable upon the surrender hereof by the Registered Holder to the Warrant Agent for new Warrants of like tenor and date, representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such numbers as may be designated by the Registered Holder at the time of such surrender. From the date this offering is closed, this Warrant and all rights hereunder shall be transferable separately from the stock certificate to which it is attached by the Registered

Holder hereof in person or by duly authorized attorney on the books of the company upon surrender of this Warrant, properly endorsed, to the Warrant
Agent. The Company may deem and treat the Registered Holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be endorsed by the facsimile signatures of its duly authorized officers, and to be sealed with the facsimile seal of the Company.

      Dated: May 20, 2002
             -------------

Viable Resources, Inc.


/s/ Philip G. Hinds                                     ATTESTED BY:
-------------------------                               /s/ Ronald Shogren
President                                               Secretary

Countersigned:


---------------------------
Interstate Transfer, Inc.
Salt Lake City, Utah


By:
   -------------------------
   Authorized Officer

                              WARRANT CERTIFICATE


50,000 Warrants

                             Viable Resources, Inc.

                                   Redeemable
                          Common Stock Purchase Warrant

Warrant Number

W-2002-4                                                         CUSIP:_________

                     Warrants for Purchase of Shares of the
                        $.0001 par value Common Stock of

                             Viable Resources, Inc.

      This is to certify that, when this Warrant has been countersigned as hereinafter provided.

                                 MICHAEL BUTLER
                                 --------------
                              ("Registered Holder")

or registered assigns, is entitled to purchase, subject to the terms and conditions hereinafter set forth, at any time from and after the date of the Prospectus (of which this warrant is a part) for a five year period after date hereof, which period may be extended by the Company upon written notice to the Registered Holder hereof, one (1) share of the $.01 par value Common Stock ("Common Stock") (post reverse split one for 16) of Viable Resources, Inc. for each one (1) Warrant exercised, at a purchase price of $5.00 per share, and receive a certificates) for the Common Stock so purchased, upon presentation and surrender to:

                            Interstate Transfer, Inc.
                               ("Warrant Agent")

with the subscription duly executed, and accompanied by payment of the purchase price of each share purchased, either in cash, certified funds, bank cashiers check or bank check, payable to the order of the Company. Fractional shares of the Company's Common Stock will not be issued upon the exercise of this Warrant.

      The Company covenants and agrees that all shares of Common Stock which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges with respect to the purchese thereof hereunder. However, the Company shall not be obligated to deliver any shares pursuant to the exercise of this Warrant, unless and until, a current Registration Statement under the Securities Act of 1933, as amended, with respect to such shares remains effective. The Company covenants and agrees and will use its best efforts to cause its current Registration Statement to remain effective. This Warrant shall not be exercisable in any state where such exercise would be unlawful. The Company will attempt to qualify the shares represented by this Warrant for sale in all jurisdictions where holders of the Company's Warrants reside.

      The number of shares of Common Stock purchasable upon the exercise of this Warrant and the purchase price shall be subject to adjustment from time to time as set forth in a Warrant Agreement (the "Warrant Agreement") between the Company and the Warrant Agent which defines the terms and provisions of this Warrant Certificate.

      This Warrant shall be redeemable by the Company upon 30 days written notice to the Registered Holder of this Warrant, pursuant to the terms and conditions as set forth in the Warrant Agreement.

      The Company agrees at all times to reserve or hold available a sufficient number of shares of its Common Stock to cover the number of shares issuable upon the exercise of this and other Warrants of like tenor then outstanding.

      This Warrant does not entitle the Registered Holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights set forth in the Warrant Agreement, and no dividend shall be payable or accrue in respect of this Warrant or in the interest represented hereby, or the share purchasable hereunder, until or unless, and except to the extent that, this Warrant shall be exercised.

      This Warrant is exchangeable upon the surrender hereof by the Registered Holder to the Warrant Agent for new Warrants of like tenor and date, representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such numbers as may be designated by the Registered Holder at the time of such surrender. From the date this offering is closed, this Warrant and all rights hereunder shall be transferable separately from the stock certificate to which it is attached by the Registered

Holder hereof in person or by duly authorized attorney on the books of the company upon surrender of this Warrant, properly endorsed, to the Warrant Agent. The Company may deem and treat the Registered Holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be endorsed by the facsimile signatures of its duly authorized officers, and to be sealed with the facsimile seal of the Company.

      Dated: May 20, 2002
             -------------

Viable Resources, Inc.


/s/ Philip G. Hinds                                     ATTESTED BY:
-------------------------                               /s/ Ronald Shogren
President                                               Secretary

Countersigned:


---------------------------
Interstate Transfer, Inc.
Salt Lake City, Utah


By:
   -------------------------
   Authorized Officer